American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ In Retirement Portfolio
October 31, 2025

One Choice Blend+ In Retirement Portfolio - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 46.9%
Avantis Core Fixed Income Fund G Class	1,763,343	15,023,679
High Income Fund G Class	235,381	2,066,643
Inflation-Adjusted Bond Fund G Class	251,583	2,729,672
Short Duration Fund G Class	348,159	3,432,844
Short Duration Inflation Protection Bond Fund G Class	316,523	3,415,283
		26,668,121
Domestic Equity Funds — 27.5%
Avantis U.S. Equity Fund G Class	175,176	3,708,477
Avantis U.S. Small Cap Value Fund G Class	26,952	478,934
Focused Large Cap Value Fund G Class	469,627	5,208,162
Growth Fund G Class	63,178	4,605,077
Heritage Fund G Class	7,834	252,108
Mid Cap Value Fund G Class	56,546	925,664
Small Cap Growth Fund G Class	18,518	489,606
		15,668,028
International Fixed Income Funds — 13.2%
Emerging Markets Debt Fund G Class	72,610	688,341
Global Bond Fund G Class	769,337	6,847,103
		7,535,444
International Equity Funds — 12.4%
Avantis International Equity Fund G Class	235,417	3,583,043
Focused International Growth Fund G Class	67,436	1,339,953
Global Real Estate Fund G Class	40,283	557,923
International Value Fund G Class	141,512	1,570,783
		7,051,702
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $52,843,301)		56,923,295
OTHER ASSETS AND LIABILITIES — 0.0%		(2,531)
TOTAL NET ASSETS — 100.0%		$56,920,764

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$14,853	$1,173	$1,230	$228	$15,024	1,763	$13	$173
High Income Fund	2,032	155	133	13	2,067	235	1	37
Inflation-Adjusted Bond Fund	2,690	133	157	63	2,729	252	2	—
Short Duration Fund	3,379	246	205	13	3,433	348	1	42
Short Duration Inflation Protection Bond Fund	3,370	176	175	44	3,415	317	2	—
Avantis U.S. Equity Fund	4,245	226	959	196	3,708	175	87	—
Avantis U.S. Small Cap Value Fund	428	60	33	24	479	27	5	—
Focused Large Cap Value Fund	4,595	779	265	99	5,208	470	12	30
Growth Fund	4,083	465	370	427	4,605	63	12	—
Heritage Fund	229	28	5	—	252	8	—	—
Mid Cap Value Fund	827	129	38	8	926	57	2	5
Small Cap Growth Fund	431	58	29	30	490	19	1	—
Emerging Markets Debt Fund	674	42	51	23	688	73	1	17
Global Bond Fund	6,756	517	484	58	6,847	769	1	98
Avantis International Equity Fund	2,172	1,397	175	189	3,583	235	3	—
Focused International Growth Fund	1,172	170	55	53	1,340	67	—	—
Global Real Estate Fund	499	64	28	23	558	40	1	—
International Value Fund	1,383	172	72	88	1,571	142	2	—
	$53,818	$5,990	$4,464	$1,579	$56,923	5,060	$146	$402
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.